UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2017, The Coca-Cola Company (the “Company”) announced that Irial Finan, Executive Vice President and President, Bottling Investments Group, will be retiring from the Company. On December 31, 2017, Mr. Finan will step down from his position as Executive Vice President and President, Bottling Investments Group, and he will continue to serve as an executive advisor until his retirement on March 31, 2018.

On December 7, 2017, the Company and Mr. Finan entered into a Separation Agreement detailing the terms of his retirement. The Separation Agreement provides that Mr. Finan will receive severance benefits under the terms of The Coca-Cola Severance Pay Plan. With respect to annual incentives, if Mr. Finan remains employed through December 31, 2017, he will receive an award for 2017, and if Mr. Finan remains employed through March 31, 2018, he will receive an award for 2018, prorated for three months, in each case, under the standard terms of the Performance Incentive Plan. With respect to long-term incentives, Mr. Finan will not receive any additional equity grants, all Mr. Finan’s outstanding performance share unit awards will be treated according to the existing terms of the equity plans and related agreements and all Mr. Finan’s outstanding stock options awards will be exercisable according to the existing terms of the equity plans and related agreements. Mr. Finan’s retirement benefits will consist of those benefits accrued and vested under the standard terms and conditions of the plans in which he participates, including health and welfare coverage. Mr. Finan will receive outplacement services. In connection with the Separation Agreement, on December 7, 2017, Mr. Finan entered into a Full and Complete Release and Agreement on Trade Secrets and Confidentiality. The foregoing description is qualified in its entirety by the agreements with Mr. Finan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.     Other Events.

The Company’s December 8, 2017 press release announcing the retirement of Mr. Finan and related management changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement and Full and Complete Release and Agreement on Trade Secrets and Confidentiality between The Coca-Cola Company and Irial Finan, dated December 7, 2017.
99.1	Press Release of The Coca-Cola Company, dated December 8, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: December 8, 2017	By: /s/ Bernhard Goepelt Bernhard Goepelt Senior Vice President, General Counsel and Chief Legal Counsel

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